UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY	10005
(Address of principal executive offices)	(Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/09 - 12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

GLOBAL INCOME FUND

ANNUAL REPORT
December 31, 2009

Ticker Symbol:

GIFD

11 Hanover Square
New York, NY 10005

www.globalincomefund.net

COUNTRY ALLOCATION*

South Korea, 1.63%
Hungary, 2.21%
Cyprus, 2.24%
Germany, 2.50%
Mexico, 3.19%
United Kingdom, 4.42%
Austria, 4.56%
Australia, 5.87%
Canada, 8.16%
Netherlands, 11.12%
United States, 55.62%

Currency Allocation		Bond Ratings

		AAA	9%
U.S. Dollars**	62%	AA	7%
Euros	25%	A	23%
Australian Dollars	6%	BBB	7%
Canadian Dollars	4%	<BBB	1%
British Pounds	3%	Non-bond investments	53%
	100%		100%

*
Country allocation and portfolio analysis use approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Ratings are not a guarantee of credit quality and may change. U.S. allocation may include U.S. closed end funds with foreign allocations.

**	May include allocation to closed end funds with foreign currency allocations.

GLOBAL INCOME
FUND	Ticker Symbol:	GIFD

11 Hanover Square, New York, NY 10005
www.globalincomefund.net

January 14, 2010

Fellow Shareholders:

It is a pleasure to submit this 2009 Annual Report for Global Income Fund. The primary and fundamental objective of the Fund is to provide a high level of income. The Fund’s secondary, non-fundamental investment objective is capital appreciation. The Fund currently pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities and closed end funds that invest significantly in income producing securities.

We welcome our new shareholders who find the Fund’s quality approach to global income investing attractive.  We also wish to express our gratitude to the Fund’s long standing shareholders, both to those receiving the Fund’s quarterly dividends in cash and those who are adding to their account through the Fund’s Dividend Reinvestment Plan.

Market Report

In our 2009 Semi-Annual Report, we noted some reasons for cautious optimism about the U.S. economy, and we have been pleased to see improvements over time. The Federal Reserve Districts recently reported that, although economic activity remains at a low level, conditions have improved modestly and more broadly geographically.  The Districts noted that consumer spending in the recent 2009 holiday season was greater than in 2008, but short of 2007 levels. The Districts also noted that auto sales have been stable or increasing slightly, as nonfinancial services activity generally improves.  Meanwhile, the report suggested that manufacturing activity has held steady and the outlook was optimistic, notwithstanding “cautious” spending plans.  Offsetting favorable data on inflation were the statistics indicating that labor market conditions remain weak.  Indeed, the Bureau of Labor Statistics reported 85,000 U.S. job losses in December and an unemployment rate of 10%.  A positive note was sounded by the Federal Reserve Districts in reporting that toward the end of 2009 home sales generally increased.

Important for income investors was the recent statement by the Federal Reserve Open Market Committee to the effect that the Committee will maintain the target range for the federal funds rate at 0% to 1/4%. The Committee suggested that it continues to anticipate that economic conditions, including subdued inflation trends, low rates of resource utilization, and stable inflation expectations, are likely to lead to low levels of the federal funds rate for an extended time. Further, the Committee noted that to boost mortgage lending and housing markets and to improve overall conditions in the credit markets, the Federal Reserve is planning to purchase about $1.25 trillion of agency mortgage-backed securities and $175 billion of agency debt.

Europe appears to be recovering slowly.  According to Eurostat, the European Union’s statistics agency, industrial production in the 16 countries that use the euro rose 1.0% in November and fell 7.1% from a year earlier. Officials in Japan, the world’s second largest economy, claim to be seeing economic gains as well.  The Bank of Japan’s Policy Board is attributed in December with finding economic activity “picking up” due to various measures, such as keeping its policy target rate unchanged at 0.1%.  Japan’s November core orders figure, however, is the lowest since the Japanese government began compiling such data in April 1987. Core orders dropped 11.3% from the prior month.  Additionally, the corporate goods price index in Japan was reported to have fallen 3.9% for the year in December. China, however, is booming. The official Chinese National Bureau of Statistics has reported that China’s 2008 growth rate was 9.6% and in 2009 has strengthened from 6.1% in the first quarter to 8.9% in the third quarter. In fact, the International Monetary Fund has predicted China's economy will surpass Japan’s in 2010.

Global Allocation Strategy

The Fund’s investment strategy in 2009, given this evolving economic environment, was to allocate its assets primarily in a global portfolio of investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries and closed end funds that invest significantly in income producing securities. At December 31, 2009, the Fund held securities of sovereign nations, corporations, and other organizations based in the United States, Netherlands, Canada, Australia, Austria, United Kingdom, Mexico, Germany, Cyprus, Hungary, and South Korea.  Approximately 98% of the Fund’s bond investments are considered investment grade by actual or deemed rating.  Of these bond investments approximately 53% were denominated in Euros, 19% in U.S. dollars, 14% in Australian dollars, 5% in British pounds, and 10% in Canadian dollars. Closed end fund and closed end fund business development companies holdings comprised approximately 53% of the Fund’s investments (note: some of the closed end funds owned by Global Income Fund may own securities denominated in foreign currencies). Gratifying results for our flexible global allocation process, in 2009 the Fund had a net asset value increase of 30.73%. The Fund’s market price per share for the period increased 45.55%, reflecting a decreased market price discount to net asset value. Recently, the Fund’s net asset value per share was $4.51 and closing market price was $3.68. While investment return and value will vary and shares of the Fund may subsequently be worth more or less than their original cost, this represents an opportunity for investors to purchase the Fund’s shares at a discount to their underlying value.

Distribution Policy

Under the current managed distribution policy, distributions of approximately 5% of the Fund’s net asset value per share on an annual basis are paid primarily from net investment income and any net realized capital gains, with the balance representing return of capital. In 2009, distributions paid totaling $.235 per share were 100% from net investment income. The estimated components of each quarterly distribution that includes a potential return of capital are provided to shareholders of record in a notice accompanying the distributions. The managed distribution policy is subject to review and may be canceled at any time by the Board of Directors and the amount of the distribution may vary depending on the Fund’s net asset value per share at the time of declaration.

Our view of the markets suggests that the Fund is benefitting currently from its quality portfolio selection strategy, investing globally in investments in multiple currencies and in closed end funds that invest significantly in income producing securities. A sound fixed income strategy for investors over the long term, however, includes seeking more income in other types of investments when appropriate in view of, and proportional to, the perceived and acceptable risks. In any event, we look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill
President

GLOBAL INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2009

Principal Amount (1)		Cost	Value
	DEBT SECURITIES (46.61%)
	Australia (5.87%)
$1,000,000	National Australia Bank, 8.60% Subordinated
	Notes, due 5/19/10 (2)	$1,014,225	$1,030,806
A$500,000	Telstra Corp. Ltd., 6.25% Senior Notes, due 4/15/15	365,869	435,544
A$500,000	Telstra Corp. Ltd., 7.25% Senior Notes, due 11/15/12 (2)	403,432	461,151
		1,783,526	1,927,501
	Austria (4.56%)
€1,000,000	Republic of Austria, 5.25% Euro Medium Term Notes,
	due 1/04/11	1,307,274	1,495,482

	Canada (8.16%)
C$1,000,000	HSBC Financial Corp. Ltd., 4.00% Medium Term Notes, due 5/03/10	902,720	963,783
C$500,000	Molson Coors Capital Finance, 5.00% Guaranteed Notes,
	due 9/22/15 (2)	445,681	492,913
A$1,350,000	Province of Ontario, 5.50% Euro Medium Term Notes, due 7/13/12 (2)	1,032,923	1,219,618
		2,381,324	2,676,314
	Cyprus (2.24%)
€500,000	Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14	619,090	735,869

	Germany (2.50%)
£500,000	RWE Finance B.V., 4.625% Notes, due 8/17/10	920,729	821,962

	Hungary (2.21%)
€500,000	Republic of Hungary, 4.00% Bonds, due 9/27/10	619,842	723,608

	Mexico (3.19%)
1,000,000	United Mexican States, 5.625% Notes, due 1/15/17 (2)	983,218	1,047,500

	Netherlands (11.12%)
€500,000	Heineken N.V., 4.375% Bonds, due 2/04/10	646,929	718,938
€1,000,000	ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12	1,330,622	1,485,082
€1,000,000	Rabobank Nederland, 3.125% Senior Notes, due 7/19/10	1,328,676	1,446,382
		3,306,227	3,650,402
	South Korea (1.63%)
500,000	Korea Development Bank, 5.75% Notes, due 9/10/13 (2)	506,775	533,265

	United Kingdom (4.42%)
€1,000,000	Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10 (2)	1,319,809	1,448,806

	United States (0.71%)
283,945	CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 (2)	289,016	232,704

	Total debt securities	14,036,830	15,293,413

See notes to financial statements.	GLOBAL INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2009

Shares		Cost	Value

	CLOSED END FUNDS (44.28%)
	United States
100,000	Alpine Global Premier Properties	$608,750	$623,000
28,792	American Select Portfolio, Inc.	255,402	327,365
65,000	American Strategic Income Portfolio II	513,932	659,750
104,900	BlackRock Income Trust, Inc.	609,177	667,164
101,352	Cohen & Steers Advantage Income Realty Fund, Inc.	289,162	615,207
23,150	DWS Dreman Value Income Edge Fund, Inc.	622,908	279,421
20,000	DWS Multi-Market Income Trust	157,816	172,200
349,000	DWS RREEF Real Estate Fund, Inc.	1,275,960	1,413,450
1,100,066	DWS RREEF Real Estate Fund II, Inc.	981,254	1,188,071
26,722	Evergreen Multi-Sector Income Fund	377,292	378,918
54,000	Gabelli Dividend & Income Trust (2)	897,603	707,940
52,781	Helios Advantage Income Fund, Inc.	246,748	347,827
20,000	Helios High Income Fund, Inc.	181,158	156,600
113,808	Highland Credit Strategies Fund	639,348	718,128
85,315	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	990,567	1,055,014
70,500	NFJ Dividend, Interest & Premium Strategy Fund	975,409	1,039,875
150,000	Nuveen Multi-Strategy Income and Growth Fund	739,668	1,123,500
135,000	Nuveen Multi-Strategy Income and Growth Fund 2	904,050	1,038,218
59,477	RMR Real Estate Fund	808,673	1,281,729
57,750	Western Asset Worldwide Income Fund, Inc.	510,730	736,313

	Total closed end funds	12,585,607	14,529,690

	CLOSED END FUND BUSINESS DEVELOPMENT
	COMPANIES (8.63%)
	United States
485,911	GSC Investment Corp	1,057,164	855,203
101,500	MVC Capital, Inc.	980,236	1,197,700
95,931	NGP Capital Resources Co.	659,671	779,919

	Total closed end fund business development companies	2,697,071	2,832,822

	PREFERRED STOCKS (1.98%)
	United States
4,000	BAC Capital Trust II, 7.00%	100,000	89,040
25,000	Corporate-Backed Trust Certificates, 8.20% (Motorola)	625,000	562,000

	Total preferred stocks	725,000	651,040

GLOBAL INCOME FUND, INC.	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2009

Shares		Cost	Value

	MONEY MARKET FUND (.02%)
	United States
5,475	SSgA Money Market Fund, 0.01% (3)	$5,475	$5,475

	Total investments (101.52%)	$30,049,983	33,312,440

	Other assets in excess of liabilities (-1.52%)		(498,949)

	Net assets (100.00%)		$32,813,491

(1)	The principal amount is stated in U.S. dollars unless otherwise indicated.

Currency Symbols
A$ Australian Dollar
£ British Pound
C$ Canadian Dollar
€ Euro

(2)	Fully or partially pledged as collateral on bank credit facility.

(3)	Rate represents the 7 day annualized yield at December 31, 2009.

See notes to financial statements.	GLOBAL INCOME FUND, INC..

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
December 31, 2009		Year Ended December 31, 2009

ASSETS		INVESTMENT INCOME
Investments, at value (cost: $30,049,983)	$33,312,440	Dividends	$1,367,194
Receivables:		Interest (net of $6,266 of foreign
Interest	385,562	tax expense)	622,802
Dividends	94,435	Total investment income	1,989,996
Other assets	10,749
Total assets	33,803,186	EXPENSES
		Investment management	203,321
LIABILITIES		Administrative services	90,459
Bank line of credit	898,308	Bookkeeping and pricing	43,801
Payables:		Directors	24,222
Accrued expenses	62,822	Auditing	24,151
Investment management	19,215	Legal	21,110
Administrative services	9,350	Interest and fees on bank credit facility	16,758
Total liabilities	989,695	Shareholder communications	12,985
		Insurance	10,364
NET ASSETS	$32,813,491	Custodian	10,250
		Transfer agent	6,671
NET ASSET VALUE PER SHARE		Other	5,931
(applicable to shares 7,408,883		Total expenses	470,023
outstanding: 20,000,000 shares of $.01		Net investment income	1,519,973
par value authorized)	$4.43
		REALIZED AND UNREALIZED GAIN (LOSS)
NET ASSETS CONSIST OF		Net realized gain (loss) on
Paid in capital	$33,259,253	Investments	(1,691,498)
Accumulated undistributed net investments		Foreign currencies	149,043
income	345,096	Net unrealized appreciation on
Accumulated net realized loss on		Investments	7,007,837
investments and foreign currencies	(4,058,502)	Translation of assets and liabilities
Net unrealized appreciation on		in foreign currencies	574,068
investments and foreign currencies	3,267,644	Net realized and unrealized gain	6,039,450
	$32,813,491	Net change in net assets
		resulting from operations	$7,559,423

GLOBAL INCOME FUND, INC.	See notes to financial statementss.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2009 and 2008
	2009	2008
OPERATIONS
Net investment income	$1,519,973	$1,382,976
Net realized gain (loss)	(1,542,455)	139,885
Unrealized appreciation (depreciation)	7,581,905	(6,842,109)

Net increase (decrease) in net assets resulting from operations	7,559,423	(5,319,248)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income ($0.235 and $0.24 per share, respectively)	(1,740,436)	(1,776,086)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders (5,006 and 5,164 shares, respectively)	15,554	16,910

Total change in net assets	5,834,541	(7,078,424)

NET ASSETS
Beginning of year	26,978,950	34,057,374

End of year	$32,813,491	$26,978,950

Undistributed net investment income included in end of year net assets	$345,096	$523,989

See notes to financial statements.	GLOBAL INCOME FUND, INC.

STATEMENT OF CASH FLOWS
Year Ended December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,559,423
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales and maturities of investment securities	15,090,120
Purchase of investment securities	(13,310,352)
Net unrealized appreciation of investments and foreign currencies	(7,595,700)
Net realized loss on sales and maturities of investment securities and foreign currencies	1,542,455
Amortization of premium net of accretion of discount of investment securities	230,658
Net purchases of short term investment securities	(85,545)
Decrease in interest receivable	325,380
Increase in dividends receivable	(12,169)
Increase in other assets	(300)
Decrease in accrued expenses	(4,030)
Increase in management fee payable	4,136
Decrease in administrative services payable	(7,015)

Net cash provided by operating activities	3,737,061

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of bank line of credit	(2,012,179)
Cash distributions paid	(1,724,882)

Net cash used in financing activities	(3,737,061)

Net change in cash	-

CASH
Beginning of year	-
End of year	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and fees on bank credit facility	$14,451
Non-cash financing activities consisting of reinvestment of distributions	$15,554

GLOBAL INCOME FUND, INC.	See notes to financial statements..

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2009

1. Organization and Significant Accounting Policies

Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company, whose shares are quoted over the counter under the ticker symbol GIFD. The Fund’s investment objectives are primarily to provide a high level of income and, secondarily, capital appreciation. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation – Securities traded primarily on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made.  Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer.  Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day and securities traded in foreign and over the counter markets that are not also traded on a USNSE or on Nasdaq are generally valued at the mean between the last bid and asked prices.  Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors.  Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss.  When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the Act) (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and  expenses of the Acquired Funds in addition to the Fund’s expenses.  Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are included in the Fund’s total returns.

Security Transactions – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed).  Realized gains or losses are determined by specifically identifying the cost basis of the security sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on debt securities are included in interest income.  Dividend income is recorded on the ex-dividend date. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to the Fund are charged to the Fund.  Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliate serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses can be made fairly.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the period.

GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2009 (CONTINUED)

Distributions to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2006 – 2008), or expected to be taken in the Fund’s 2009 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

Recently Issued Accounting Standards Updates – In January 2010, the Financial Accounting Standard Board released Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. Among the new disclosures and clarifications of existing disclosures the ASU requires the Fund to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. Significance shall be judged with respect to total earnings and total assets or total liabilities. The ASU requires the Level 3 roll forward reconciliation of beginning and ending balances to be prepared on a gross basis, in particular separately presenting information about purchases, sales, issuances, and settlements. The ASU also requires disclosure of the reasons for significant transfers in and out of Level 3.  The ASU is effective for interim and annual periods beginning after December 15, 2009, except for the Level 3 gross basis roll forward reconciliation which is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact on the Fund’s financial statements disclosures is being assessed.

GLOBAL INCOME FUND, INC.

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”).  Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2009, the Fund incurred total administrative costs of $90,459, comprised of $64,009 and $26,450 for compliance and accounting services, respectively.

3. Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid to shareholders for the years ended December 31, 2009 and 2008 in the amounts of $1,740,436 and $1,776,086, respectively were each comprised of ordinary income.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$345,096
Unrealized appreciation on investments and foreign currencies	3,267,160
Capital loss carryovers	(3,227,408)
Post-October losses	(830,609)
$(445,761)

Federal income tax regulations permit post-October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2009, permanent differences between book and tax accounting have been reclassified as follows:

Increase in Undistributed Net Investment Income	Increase in Net Realized Loss on Investments and Foreign Currencies	Increase in Paid in Capital	Increase in Unrealized Appreciation
$41,569	$(110,477)	$12,706	$56,202

As of December 31, 2009, the Fund had net capital loss carryovers of $3,227,408, of which $1,369,211, $252,390, and $1,605,807 expire in 2010, 2014, and 2,017, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4. Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

GLOBAL INCOME FUND, INC.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Assets
Debt securities
Australia	$-	$1,927,501	$-	$1,927,501
Austria	-	1,495,482	-	1,495,482
Canada	-	2,676,314	-	2,676,314
Cyprus	-	735,869	-	735,869
Germany	-	821,962	-	821,962
Hungary	-	723,608	-	723,608
Mexico	-	1,047,500	-	1,047,500
Netherlands	-	3,650,402	-	3,650,402
South Korea	-	533,265	-	533,265
United Kingdom	-	1,448,806	-	1,448,806
United States	-	232,704	-	232,704
Closed end funds
United States	14,529,690	-	-	14,529,690
Closed end fund business development companies
United States	2,832,822	-	-	2,832,822
Preferred stocks
United States	651,040	-	-	651,040
Money market fund
United States	5,475	-	-	5,475

Total investments	$18,019,027	$15,293,413	$-	$33,312,440

GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2009 (CONTINUED)

5. Securities Transactions

Purchases and sales/repayments/maturities of securities, excluding short term investments, aggregated $12,908,852 and $15,090,139, respectively, for the year ended December 31, 2009.  At December 31, 2009, for federal income tax purposes, the aggregate cost of securities was $30,050,468 and net unrealized appreciation was $3,261,972, comprised of gross unrealized appreciation of $4,250,680 and gross unrealized depreciation of $988,708.

6. Bank Credit Facility

The Fund, Foxby Corp., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank & Trust Company (“SSB”), the Fund’s custodian.  Foxby Corp. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $10,000,000 which prior to April 24, 2009 had been $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $10,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year.  All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.80% per annum, calculated on the basis of actual days elapsed for a 360 day year.  At December 31, 2009, the Fund had $898,308 outstanding under the credit facility collateralized by investment securities with a value of $7,174,703.  For the year ended December 31, 2009, the Fund’s weighted average interest rate under the credit facility was 1.06% based on its balances outstanding during the period and the Fund’s average daily amount outstanding during the period was $318,564.

7. Foreign Securities Risk

Investing in securities of foreign issuers involves special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

8. Capital Stock

At December 31, 2009, there were 7,408,883 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid in capital in connection with reinvestment of distributions for the years ended December 31, 2009 and 2008 were as follows:

	2009	2008
Shares issued	5,006	5,164
Increase in paid in capital	$15,554	$16,910

9. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Directors shall determine. During the years ended December 31, 2009 and 2008, the Fund did not repurchase any of its shares.

10. Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

11. Subsequent Events

The Fund has evaluated the impact of all subsequent events through February 22, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2009		2008		2007	2006	2005

Per Share Operating Performance
(for a share outstanding throughout
each period)
Net asset value, beginning of period	$3.64		$4.60		$4.38	$4.33	$4.97

Income from investment operations:
Net investment income(1)	.21		.19		.13	.13	.11
Net realized and unrealized gain (loss)
on investments	.82		(.91)		.31	.20	(.47)
Total income from investment operations	1.03		(.72)		.44	.33	(.36)

Less distributions:
Net investment income	(.24)		(.24)		(.17)	(.13)	(.20)
Return of capital	–		–		(.05)	(.15)	(.08)
Total distributions	(.24)		(.24)		(.22)	(.28)	(.28)

Net asset value, end of period	$4.43		$3.64		$4.60	$4.38	$4.33

Market value, end of period	$3.65		$2.70		$3.90	$4.18	$3.95

Total Return(2)
Based on net asset value	31.03%		(14.94)%		11.00%	8.43%	(6.95)%

Based on market price	45.55%		(25.58)%		(1.39)%	13.43%	(12.47)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,813		$26,979		$34,057	$32,362	$31,975
Ratio of total expenses to average net assets	1.62	%(3)	1.68	%(3)	1.77%	1.89%	1.59%
Ratio of net expenses to average net assets	1.62	%(3)	1.68	%(3)	1.77%	1.89%	1.59%
Ratio of net expenses excluding loan
interest and fees to average net assets	1.56	%(3)	1.66	%(3)	1.75%	1.87%	1.58%
Ratio of net investment income to
average net assets	5.23	%(3)	4.31	%(3)	2.91%	2.71%	2.44%
Portfolio turnover rate	48%		21%		10%	17%	32%

(1) The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)
 Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3) Does not include expenses incurred by the Acquired Funds in which the Fund invests.

GLOBAL INCOME FUND, INC	See notes to financial statements...

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc., including the schedule of portfolio investments as of December 31, 2009 and the related statement of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated thereon.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 22, 2010

See notes to financial statements.	GLOBAL INCOME FUND, INC.

PRIVACY POLICY
FACTS	WHAT DOES GLOBAL INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	*	Social Security number
	*	Account balances
	*	Transaction history
	*	Transaction or loss history
	*	Account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Global Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit This sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share.

For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share.

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share.

For nonaffiliates to market to you	No	We don’t share.

Questions?	Call 1-212-344-6310 or go to www.globalincomefund.net.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited) )

PRIVACY POLICY (CONTINUED)

Who are we
Who is providing this notice?	Global Income Fund, Inc.
What we do
How does Global Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Global Income Fund collect my personal information?	We collect your personal information, for example, when you *Open an account * Buy securities from us * Provide account information * Give us your contact information * Tell us where to send the money

Why can’t I limit all sharing?
Federal law gives you the right to limit only
*   Sharing for affiliates’ everyday business purposes – information about your creditworthiness
*   Affiliates from using your information to market to you
*   Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Global Income Fund does not share with our affiliates.

Nonaffiliates	Companies not related by common control ownership or control. They can be financial and nonfinancial companies. Global Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Global Income Fund doesn’t jointly market.

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC ..

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective of providing a high level of income is fundamental and may not be changed without shareholder approval.  The Fund is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval.  The Fund’s secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without shareholder approval.  Notice to shareholders of any change in the Fund’s secondary investment objective will be provided as required by law.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.globalincomefund.net.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.globalincomefund.net.

GLOBALINCOMEFUND.NET

Visit us on the web at www.globalincomefund.net.  The site provides information about the Fund, including market performance, net asset value, dividends, press releases, and shareholder reports.  For further information, please email us at info@globalincomefund.net.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Investment Company Act of 1940, as amended, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2010, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. After each fiscal year, a Form 1099-DIV will be sent to shareholders stating the amount and composition of distributions and providing information about their appropriate tax treatment.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

DIVIDEND REINVESTMENT PLAN
Terms and Conditions of the
2008 Amended Dividend Reinvestment Plan

1.  Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Global Income Fund, Inc. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by Illinois Stock Transfer Company, 209 West Jackson Blvd., Suite 903, Chicago, Illinois 60606, 1-800-757-5755, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder's shares of Common Stock are registered.

2.  Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund’s net asset value per Share or 95% of the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not a business day, the next business day. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, or elsewhere, for such Shareholders' accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3.  For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on each of the five trading days the Shares traded ex-dividend immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC ..

4.  The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over the counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder's account.

5.  The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund. Upon the Shareholder's written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full Shares.

6.  The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7.  Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8.  The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9.  The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to the Shareholder.

10.  These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

11.  In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12.  The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.

13.  Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC.

HISTORICAL DISTRIBUTION SUMMARY

	Investment	Return of
Period	Income	Capital	Total

2009	$0.235	$0.000	$0.235
2008	$0.240	$0.000	$0.240
2007	$0.170	$0.050	$0.220
2006	$0.130	$0.150	$0.280
2005	$0.200	$0.080	$0.280
2004	$0.245	$0.090	$0.335
2003	$0.220	$0.140	$0.360
2002	$0.280	$0.220	$0.500
2001	$0.360	$0.200	$0.560
2000	$0.420	$0.160	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.680
12 Months Ended 6/30/98	$0.520	$0.320	$0.840

STOCK DATA		2010 DISTRIBUTION PAYMENT DATES
Price (12/31/09)	$3.65	Declaration	Record	Payment

Net asset value (12/31/09)	$4.43	March 1	March 15	March 31
Discount	17.6%	June 1	June 15	June 30
Ticker symbol:	GIFD	September 1	September 15	September 30
		December 1	December 15	December 31

FUND INFORMATION
Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	Illinois Stock Transfer Company
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.illinoisstocktransfer.com
1-212-344-6310	1-800-757-5755

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of the Fund.  Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director(2)	Other Public Company Directorships Held by Director(3)

Class I:

PETER K. WERNER – Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	1997	5	0

Class II:

JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2004	5	0

Class III:

BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2004	5	0

Class IV:

THOMAS B. WINMILL, ESQ. (4) – He is President, Chief Executive Officer, and General Counsel of the Fund, the Investment Manager, the other investment companies in the Investment Company Complex, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. He was born on June 25, 1959.	1997	5	0

Class V:

BASSETT S. WINMILL(4) – He is Chairman of the Board of the Fund, the other investment company advised by the Investment Manager, and WCI. He is Chief Investment Strategist of the Investment Manager. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He was born on February 10, 1930.	1997	2	0

Additional Information (Unaudited)	GLOBAL INCOME FUND, INC. .

(1)
Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, the Fund’s Charter or Bylaws, the Act, or other applicable law.

(2)
The “Investment Company Complex” is comprised of the Fund, Foxby Corp., Midas Fund, Inc., Midas Perpetual Portfolio, Inc., and Midas Special Fund, Inc.  Foxby Corp. is advised by the Investment Manager and the Midas Funds are advised by an affiliate of the Investment Manager.

(3)
Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act.

(4)	He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board.  Mr. Thomas Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past Five Years

Thomas O’Malley Born on July 22, 1958
Chief Accounting Officer, Chief Financial Officer, and Vice President since 2005. He is also Chief Accounting Officer, Chief Financial Officer, and Vice President of the Investment Company Complex, the Investment Manager, and WCI. Previously, he served as Assistant Controller of Reich & Tang Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang Distributors, Inc. He is a certified public accountant.

John F. Ramirez, Esq. Born on April 29, 1977
Secretary, Chief Compliance Officer, and Vice President since 2005 and Associate General Counsel since 2009. He is also Secretary, Chief Compliance Officer, Associate General Counsel, and Vice President of the Investment Company Complex, the Investment Manager, and WCI. He previously served as Compliance Administrator and Assistant Secretary of the Investment Company Complex, the Investment Manager, and WCI. He is a member of the New York State Bar and the Chief Compliance Officer Committee and Compliance Advisory Committee of the Investment Company Institute.

*     Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 9, 2009.

GLOBAL INCOME FUND, INC.	Additional Information (Unaudited)

GLOBAL INCOME
FUND

11 Hanover Square
New York, NY 10005

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.globalincomefund.net, or a copy of the code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

                    The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES
2009 - $19,000
2008 - $20,000

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT RELATED FEES
2009 - $1,500
2008 - $2,000

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES
2009 - $1,500
2008 - $1,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES
2009 - N/A
2008 - N/A

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s investment adviser, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided; (2) such services were not recognized as non-audit services at the time of the engagement; and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $23,000 and $22,500, respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

                   The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt, and Peter K. Werner.

Item 6. Schedule of Investments.

                   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 22, 2010

Routine/Miscellaneous:

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

•	Board Accountability

•	Board Responsiveness

•	Director Independence

•	Director Competence

Board Accountability

Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-by-CASE basis), if:

•
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•
The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

•
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•
The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

-	A classified board structure;

-	A supermajority vote requirement;

-	Majority vote standard for director elections with no carve out for contested elections;

-	The inability for shareholders to call special meetings;

-	The inability for shareholders to act by written consent;

-	A dual-class structure; and/or

-	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•
The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

•
Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;

-	Pattern of absenteeism; and

-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•
A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

-	Egregious compensation practices;

-	Multiple related-party transactions or other issues putting director independence at risk;

-	Corporate and/or management scandals;

-	Excessive problematic corporate governance provisions; or

-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments
For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in  a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;  and

•	Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
•	The value of the NOLs;
•	The term;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders‟ ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Supermajority vote requirements.

Capital/Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Past Board Performance:
o	The company’s use of authorized shares during the last three years;
o	One- and three-year total shareholder return; and
o	The board’s governance structure and practices;

•	The Current Request:
o	Disclosure in the proxy statement of the specific reasons for the proposed increase;
o
The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

o	Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

o	The company’s use of authorized preferred shares during the last three years;
o	One- and three-year total shareholder return; and
o	The board’s governance structure and practices;

•	The Current Request:
o	Disclosure in the proxy statement of specific reasons for the proposed increase;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

o	Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions
Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•
Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•
Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•
Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•
Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•
Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of  performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•
Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•
Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

-	Unclear explanation of how the CEO is involved in the pay setting process;

-	Retrospective performance targets and methodology not discussed;

-	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing--was the stock price decline beyond management's control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting--does the new option vest immediately or is there a black-out period?

•	Term of the option--the term should remain the same as that of the replaced option;

•	Exercise price--should be set at fair market or a premium to market;

•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program.  Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-	Rigorous stock ownership guidelines, or

-	A holding period requirement coupled with a significant long-term ownership requirement, or

-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

•	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company's analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

 Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•
The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company's level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company‟s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•
The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•
The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Item 8. Portfolio Managers of Closed End Management Investment Companies.

            The registrant’s portfolio is managed by the investment adviser’s Investment Policy Committee (“IPC”). The following table provides information relating to each member and their role within the IPC.

Name	Title	Business Experience During Past 5 Years
Thomas B. Winmill	Chairman
President, Chief Executive Officer, and General Counsel of the registrant, the investment manager, the other investment companies (collectively, the “Investment Company Complex”) advised by the investment manager and its affiliates, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He has served as a member of the IPC since 1990 and, as the current Chairman of the IPC, helps establish general investment guidelines.

Bassett S. Winmill	Chief Investment Strategist	Chairman of the Board of the registrant, the other investment company advised by the investment manager, and WCI.

John F. Ramírez	Director of Fixed Income
Secretary, Chief Compliance Officer, and Vice President of the registrant since 2005 and Associate General Counsel since 2009. He is also Secretary, Chief Compliance Officer, Vice President, and Associate General Counsel of the Investment Company Complex, the investment manager, and WCI. He previously served as Compliance Administrator and Assistant Secretary of the Investment Company Complex, the investment manager, and WCI.

Heidi Keating	Trading	Vice President of the registrant, the Investment Company Complex, the investment manager, and WCI.

Each member of the IPC receives compensation for his or her services. As of December 31, 2009, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of an IPC member’s compensation may be deferred based on criteria established by the investment manager, or at the election of the IPC member.

Each IPC member’s base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the investment manager and its affiliates. IPC members may receive an asset level bonus upon assets under management reaching certain levels. Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

The IPC member compensation plan may give rise to potential conflicts of interest. Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts. Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.  There may exist a conflict with respect to Mr. Ramirez' role on the IPC and his role as Chief Compliance Officer.

The following table provides information relating to other (non-registrant) accounts managed where the IPC member is jointly or primarily responsible for day to day management as of December 31, 2009. No IPC member manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

IPC Members		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	2	N/A	1
	Assets (millions):	$124	N/A	$7
Bassett S. Winmill	Number:	3	N/A	N/A
	Assets (millions):	$24	N/A	N/A
John F. Ramírez	Number:	1	N/A	N/A
	Assets (millions):	$8	N/A	N/A
Heidi Keating	Number:	1	N/A	N/A
	Assets (millions):	$8	N/A	N/A

As of December 31, 2009, the dollar range of shares in the registrant beneficially owned by: Bassett S. Winmill was $10,001-$50,000; Thomas B. Winmill was $1-$10,000; John F. Ramírez was $1-$10,000; and Heidi Keating was $0.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.
407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

March 10, 2010	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Global Income Fund, Inc.

March 10, 2010	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Global Income Fund, Inc.

March 10, 2010	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Global Income Fund, Inc.

March 10, 2010	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer